LOAN AGREEMENT AND PROMISSORY NOTE

THIS LOAN AGREEMENT AND PROMISSORY NOTE (this "Note") is made this 23rd day of April, 2024, by and between Kevin Robbins, an individual, (hereinafter, known as "LENDER") and Mannatech, Incorporated, a corporation organized under the laws of the State of Texas (hereinafter, known as "BORROWER"). BORROWER and LENDER shall each be a "Party" and collectively be known herein as "the Parties." In determining the rights and duties of the Parties under this Note, the entire document must be read as a whole.

PROMISSORY NOTE

FOR VALUE RECEIVED, BORROWER promises to repay to the order of LENDER, the principal sum of $100,000.00 dollars together with interest thereon at a rate of sixteen percent (16%) per annum. Notwithstanding anything to the contrary contained herein, at no time shall the Note interest rate be greater than the maximum rate permitted by applicable law ("Legal Rate"). If any obligation under this Note shall result in Lender receiving an amount deemed to be interest under applicable law in excess of the Legal Rate, then the amount, which would be excessive interest, shall be applied to the reduction of the principal balance of this Note and not to payment of interest. If such excessive interest exceeds the unpaid principal balance of this Note, the excess shall be refunded to Borrower.

ADDITIONAL LOAN TERMS

The BORROWER and LENDER, hereby further set forth their rights and obligations to one another under this Note and agree to be legally bound as follows:

A. Loan Repayment Terms.

- **Principal.** BORROWER will pay to LENDER the Principal Sum of $100,000.00 and any late charges that may become due under this Note on September 30, 2026.

- **Interest.** Interest payments are payable quarterly on each March 31, June 30, September 30, and December 31 for the previous 90-day period. The interest rate on this Note is 16% (sixteen percent) per annum. The Parties agree that the first interest payment will be due on June 30, 2024.

- **Penalty for Late Payment.** There shall also be imposed upon BORROWER a 2% penalty for any late payment computed upon the amount of any principal and accrued interest whose payment to LENDER is overdue under this Note and for which LENDER has delivered a notice of default to BORROWER.

B. Collateral.

LENDER acknowledges that this Note is unsecured, and no collateral shall be provided by BORROWER.

C. BORROWER Additional Borrowing.

BORROWER and LENDER agree that BORROWER may not enter into any loan agreement with any other party that would be senior to this Note without the express written consent of the LENDER.

D. Prepayment.

BORROWER may prepay all or a portion of this Note without penalty at any time. Prepayments will be applied first to any accrued interest and other fees or charges then due with the remainder, if any, to the outstanding principal balance of this Note.

E. Method of Loan Payment.

The BORROWER shall make all payments called for under this Note by sending check or other negotiable instrument made payable to the following individual or entity at the address indicated:

Kevin Robbins
344 Loma Alta Dr.
Flower Mound, TX 75022

If LENDER gives written notice to BORROWER that a different address shall be used for making payments under this Note, BORROWER shall use the new address so given by LENDER.

F. Default.

The occurrence of any of the following events shall constitute a Default by the BORROWER of the terms of this Note:

1) BORROWER'S failure to pay any amount due as principal or interest on the date required under this Note;
2) BORROWER seeks an order of relief under the Federal Bankruptcy laws; or
3) A federal tax lien is filed against the assets of BORROWER.

G. Cure of Default.

Upon default, LENDER shall give BORROWER written notice of default. Mailing of written notice by LENDER to BORROWER via U.S. Postal Service Certified Mail shall constitute prima facie evidence of delivery. BORROWER shall have 15 days after receipt of written notice of default from LENDER to cure said default. In the case of default due solely to BORROWER'S failure to make timely payment as called for in this Note, BORROWER may cure the default by making full payment of any principal and accrued interest (including interest on these amounts) whose payment to LENDER is overdue under the Note and, also, the late-payment penalty described above.

H. Indemnification of Attorney's Fees and Out-of-Pocket Costs.

Should any party materially breach this agreement, the non-breaching party shall be indemnified by the breaching party for its reasonable attorney's fees and out-of-pocket costs which in any way relate to, or were precipitated by, the breach of this agreement. The term "out-of-pocket costs," as used herein, shall <u>not</u> include lost profits. A default by BORROWER which is not cured within 15 days after receiving a written notice of default from LENDER constitutes a material breach of this agreement by BORROWER.

I. Parties That Are <u>Not</u> Individuals.

BORROWER is a corporation organized under the laws of the State of Texas. The individual signing on behalf of said Party, hereby represents and warrants that all steps and actions have been taken under the entity's governing instruments to authorize the entry into this Note. Breach of any representation contained in this paragraph is considered a material breach of the Note.

J. Assignment.

This Note is not freely assignable. Neither Party may assign this Note, in whole or in part, without the specific written consent of the other Party.

K. Severability.

In the event any provision of this Note is deemed to be void, invalid, or unenforceable, that provision shall be severed from the remainder of this Note so as not to cause the invalidity or unenforceability of the remainder of this Note. All remaining provisions of this Note shall then continue in full force and effect. If any provision shall be deemed invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope and breadth permitted by law.

L. Modification.

Except as otherwise provided in this document, this Note may be modified, superseded, or voided only upon the written and signed agreement of the Parties. Further, the physical destruction or loss of this document shall not be construed as a modification or termination of the agreement contained herein.

M. Exclusive Jurisdiction for Suit in Case of Breach.

The Parties, by entering into this agreement, submit to jurisdiction in State of Texas for adjudication of any disputes and/or claims between the Parties under this agreement.

N. Notice.

Any notice, demand, or communication required, permitted, or desired to be given under this Note shall be deemed effectively given when personally delivered, when delivered by overnight courier, or three (3) days after being deposited in the United States certified mail, postage prepaid, return receipt requested, and addressed as follows:

To Lender:	Kevin Robbins 344 Loma Alta Dr. Flower Mound, TX 75022
To Borrower:	Mannatech, Incorporated Attn: Chief Financial Officer 1410 Lakeside Pkwy, Suite 200 Flower Mound, TX 75028
With a copy to:	General Counsel (at same address)

O. Counterparts.

This Note may be executed in one or more counterparts, each of which will be deemed an original, but all of which, when taken together, will constitute one and the same instrument.

P. Electronic Signatures.

The Parties agree that the electronic signatures to this Note, whether digital or encrypted, have the same force and effect as manual signatures. Delivery of this Note by electronic mail in "portable document format" (".pdf") form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document,

will have the same effect as physical delivery of the paper document bearing an original or electronic signature.

IN WITNESS WHEREOF and acknowledging acceptance and agreement of the foregoing, BORROWER and LENDER affix their signatures hereto.

BORROWER:

Mannatech, Incorporated

By: ___________________________

Name: _________________________

Title: __________________________

LENDER:

By: Kevin Robbins
Apr 23, 2024 9:03 AM CDT

Name: Kevin Robbins

Intentionally Blank

Mannatech Signature Page Follows

will have the same effect as physical delivery of the paper document bearing an original or electronic signature.

IN WITNESS WHEREOF and acknowledging acceptance and agreement of the foregoing, BORROWER and LENDER affix their signatures hereto.

BORROWER:

Mannatech, Incorporated

By: ____________________

Name: LANDEN FREDRICK

Title: President & CEO

LENDER:

By: ____________________

Name: Kevin Robbins

Intentionally Blank